Exhibit 99.1

Lantronix Enters Into Cooperation Agreement

With Investor Group Led by

Chain of Lakes Investment Fund, LLC

IRVINE, Calif., June 30, 2025 — Lantronix Inc. (NASDAQ: LTRX) (the “Company”), a global leader in compute and connectivity IoT solutions enabling Edge AI intelligence. today announced that it has entered into a cooperation agreement with Lantronix stockholders Chain of Lakes Investment Fund, LLC (“Chain of Lakes”), Haluk L. Bayraktar, and Emre Aciksoz. Under the terms of the agreement, James (Jim) C. Auker will be appointed to the Lantronix Board of Directors (the “Board”) and will be nominated for election at the Company’s 2025 Annual Meeting of Stockholders. The date of the Annual Meeting has not yet been announced.

“Lantronix is committed to maximizing value for all Lantronix shareholders,” said Saleel Awsare, CEO and President of Lantronix. “We appreciate the constructive discussions with Chain of Lakes and are pleased to welcome Jim Auker to our Board. His perspective and experience will be valuable as we continue to execute on our strategic priorities.”

“We value the collaborative approach taken by Saleel and the Lantronix Board to reach a positive outcome for the benefit of all Lantronix shareholders,” said Tim O’Connell, Chief Investment Officer of Chain of Lakes. “We believe Jim Auker will be a strong addition to the Board and are confident his contributions will help guide Lantronix in its efforts to explore opportunities to enhance shareholder value.”

Pursuant to their agreement with the Company, Chain of Lakes, Mr. Bayraktar and Mr. Aciksoz have agreed to customary standstill and voting commitments, among other provisions. The full agreement and required information in connection with the election of Mr. Auker to the Board will be filed with the U.S. Securities and Exchange Commission.

About Lantronix

Lantronix Inc. is a global leader in compute and connectivity IoT solutions that target high-growth industries, including Smart Cities, Automotive and Enterprise. Lantronix’s products and services empower companies to achieve success in the growing IoT markets by delivering customizable solutions that address each layer of the IoT Stack. Lantronix’s leading-edge solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning management’s expectations about the future benefits of our entry into the cooperation agreement and the election of Mr. Auker to our Board. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 9, 2024, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, filed with the SEC on May 9, 2025, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

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Important Additional Information Regarding Proxy Solicitation

We intend to file a proxy statement and proxy card with the SEC in connection with the solicitation of proxies for our 2025 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting, the “2025 Annual Meeting”). The Company, our directors and certain of our executive officers are participants in the solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant documents to be filed with the SEC.

Additional information regarding the participants and their respective interests in the Company by security holdings or otherwise is set forth under the captions “Corporate Governance and Board Matters,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our proxy statement for the 2024 Annual Meeting of Stockholders, filed with the SEC on September 30, 2024 (the “2024 Proxy Statement”) and available at sec.gov/Archives/edgar/data/1114925/000114036124042340/ny20032265x1_def14a.htm.

To the extent holdings of such participants in our securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of our Board of Directors for election at the 2025 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by us with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at our investor relations website at https://www.lantronix.com/investor-relations/sec-filings.

© 2025 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Media Contact:

Gail Kathryn Miller

Corporate Marketing &

Communications Manager

media@lantronix.com

949-212-0960

Lantronix Analyst and Investor Contact:

Brent Stringham

Chief Financial Officer

investors@lantronix.com
949-450-7241

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